Private Client Group

                                                  MERRILL LYNCH BUSINESS
                                                  FINANCIAL SERVICES INC.
                                                  222 North LaSalle Street
                                                  17th Floor
                                                  Chicago, IL 60601
[LOGO] MERRILL LYNCH                              (312) 269-4461
                                                  FAX (312) 201-0210
                                                  darren_o'leary@ml.com

                                                  DARREN O'LEARY
                                                  VICE PRESIDENT

                                                  November 2, 2000

Mr. Jan Mirsky
Chief Financial Officer
Sel-Leb Marketing, Inc.
495 River Street
Paterson, NJ 07524

RE: WORKING CAPITAL MANAGEMENT ACCOUNT ("WCMA") NO. 885-07E38

Dear Jan,

This letter is to confirm the extension through November 30, 2000 of the temporary increase and renewal for the referenced WCMA Line of Credit Account.

Please let me know if you have any questions.

Very truly yours,

Merrill Lynch Business Financial Services Inc.


By: /s/  Darren O'Leary
    -------------------------
         Darren O'Leary
         Vice President